UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2017

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As described under Item 5.07 of this Current Report, on May 11, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Terex Corporation (“Terex” or the “Company”), the Company’s stockholders approved the Terex Corporation Amended and Restated Employee Stock Purchase Plan (the “Plan”) to extend the expiration date of the Plan from June 30, 2017 to June 30, 2027.

The Plan provides employees and outside directors the opportunity to purchase Terex shares and to receive additional Terex shares (15% of the participant contribution) pursuant to a Company matching contribution. A description of the material terms of the Plan is set forth in Proposal 3, under the heading “To Approve an Amendment of the Terex Corporation Employee Stock Purchase Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 31, 2017, which description is hereby incorporated by reference into this Item 5.02(e). The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The Company’s Annual Meeting was held on May 11, 2017.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, Thomas J. Hansen, John L. Garrison, Matthew Hepler, Raimund Klinkner, David A. Sachs, Oren G. Shaffer, David C. Wang and Scott W. Wine to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) approved an amendment to the Company’s Employee Stock Purchase Plan, (iv) approved in an advisory vote, the compensation of the Company’s named executive officers and (v) approved, in an advisory vote, an annual advisory vote on the compensation of the Company’s named executive officers.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	79,690,020	1,809,851	88,696	10,568,060
Donald DeFosset	80,460,636	993,337	134,594	10,568,060
John L. Garrison	81,184,175	270,027	134,365	10,568,060
Thomas J. Hansen	81,221,720	233,209	133,638	10,568,060
Matthew Hepler	79,864,018	1,523,998	200,551	10,568,060
Raimund Klinkner	80,986,536	420,168	181,863	10,568,060
David A. Sachs	81,116,063	341,307	131,197	10,568,060
Oren G. Shaffer	81,165,710	290,314	132,543	10,568,060
David C. Wang	81,143,739	311,886	132,942	10,568,060
Scott W. Wine	70,873,190	10,545,252	170,125	10,568,060

	For	Against	Abstain	Broker Non-Votes

Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for 2017	91,438,662	638,031	79,934	-0-
Proposal 3: To approve an amendment of the Terex Corporation Employee Stock Purchase Plan	80,076,696	1,370,484	141,387	10,568,060

Proposal 4: Advisory vote on the compensation of the Company’s named executive officers	77,493,542	3,990,925	104,100	10,568,060

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Proposal 5: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	65,791,566	69,097	15,430,479	297,425	10,568,060

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

10.1    Terex Corporation Amended and Restated Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel